SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 24, 2004


                                 GOAMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-29359               22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
            of Incorporation)                            Identification No.)



     433 HACKENSACK AVENUE, HACKENSACK NJ             07601
     ------------------------------------             -----
   (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (201) 996-1717

ITEM 3.01(a). NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

As previously reported, the Company has received a Nasdaq Listing Qualifications Panel Determination (the "Determination") granting GoAmerica a temporary exception to the $1.00 minimum closing bid price per share requirement for continued listing on The Nasdaq SmallCap Market (as required by Nasdaq's Marketplace Rule 4310(c)(4)) through at least October 4, 2004, provided that the Company complies with interim deadlines for certain actions the Company must complete as part of the process of remedying its bid price deficiency. The Company has complied with the first two interim deadlines.

On August 24, 2004, the Board of Directors of the Company adopted resolutions approving three proposed amendments to the Company's Restated Certificate of Incorporation to authorize the Board of Directors, in its discretion, and subject to shareholder approval, to effect a reverse stock split of the Company's common stock in any of the following ratios: one-for-four, one-for-six, or one-for-eight. In accordance with the terms of the Determination, on August 25, 2004 the Company provided certified copies of such resolutions to Nasdaq. This action satisfied the first interim deadline imposed by Nasdaq.

On August 26, 2004, the Company filed a preliminary proxy statement with Securities Exchange Commission (the "Proxy Statement") evidencing the Company's intent to seek shareholder approval for a reverse stock split at one of the three ratios set described above. This action satisfied the second interim deadline imposed by Nasdaq.

The final deadline imposed by the Determination is that on or before October 4, 2004, the Company must evidence a closing bid price per share of at least $1.00 per share, and immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. The Company believes that it can meet these conditions, however, there can be no assurance that it will do so. This statement is a "forward looking statement" within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended.

The Company has been advised by Nasdaq that in the event the Company determines that it will require time beyond October 4, 2004 due to a review by the Securities and Exchange Commission of the Proxy Statement, the Company may request an extension of the October 4, 2004 deadline. If such an extension is required, there can be no assurance that it will be granted.

In the event that the Company's common stock ceases to be listed on The Nasdaq SmallCap Market, the Company expects it to be immediately listed in the OTC-Bulletin Board maintained by Nasdaq. This statement is a "forward looking statement" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GOAMERICA, INC.


                                               By: /s/ Daniel R. Luis
                                                  ----------------------------
                                                       Daniel R. Luis
                                                       Chief Executive Officer

Dated: August 27, 2004